Exhibit 99.2
GOVERNMENT PROPERTIES TRUST, INC.
Supplemental Operating and Financial Data
For the Quarter Ended
March 31, 2006

TABLE OF CONTENTS

CORPORATE DATA

Company Background	3
Investor Information/Common Stock Data/Dividend Per Share	4

CONSOLIDATED FINANCIAL RESULTS

Financial Highlights	5
Consolidated Balance Sheets	6
Consolidated Statements of Operations	7
Funds from Operations	8
Reconciliation of Earnings Before Interest, Taxes and Depreciation and Amortization	9
Debt Summary	10

PORTFOLIO DATA

Portfolio Overview	12
Occupancy and Delinquency Rates	13
Forward-looking information and Non-GAAP information	14

COMPANY BACKGROUND
Government Properties Trust, Inc. primarily invests in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only REIT whose stated business model calls for acquiring and holding for investment solely government-leased properties.
Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration (“GSA”), under long-term leases. We began formal operations with our first property acquisition in December 2002. At March 31, 2006, we owned twenty primarily GSA-leased properties. These properties are 97% occupied and had a weighted-average remaining lease term of approximately 10 years based on the square footage of the properties as of March 31, 2006. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional primarily government-leased properties.
This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.

INVESTOR INFORMATION
BOARD OF DIRECTORS

Jerry D. Bringard	Robert M. Ames
Chairman

Philip S. Cottone	Robert A. Peck

Thomas D. Peschio	Richard H. Schwachter
MANAGEMENT

Thomas D. Peschio President & Chief Executive Officer	Nancy D. Olson Chief Financial Officer, Treasurer

Oscar Peterson Director of Asset Acquisition	D. Gary Marron Director of Asset Management

James E. Okell Director of Acquisition Processing	Edward C. Fuxa Director of Accounting and Finance

John D. Ellsworth General Counsel
COMPANY INFORMATION

Corporate Headquarters	Investor Relations Contact
13625 California Street	Sharon D. Latham
Suite 310	(402) 391-0010 ext. 207
Omaha, Nebraska 68154	(402) 391-4144 (fax)
(402) 391-0010	slatham@gptrust.com
TRADING MARKET
Our common stock is traded on the New York Stock Exchange under the symbol “GPT.” Our common stock began trading on January 27, 2004.
DIVIDENDS
We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We have paid subsequent dividends of $0.15 per share each quarter thereafter from April 15, 2003 through April 14, 2006.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
FINANCIAL HIGHLIGHTS
(in thousands, except share amounts)

	(Unaudited)
	Three Months
	Ended March 31,
Income Items	2006	2005
Total revenue	$10,366	$4,504
Net loss	(805)	(60)
Net loss per common share	(0.04)	(0.00)
Funds from operations (FFO) (a)	2,817	1,255
FFO per common share	0.14	0.06
Earnings before interest, taxes and depreciation and amortization (EBITDA) (b)	6,442	2,710
Dividends declared per share	0.15	0.15

	March 31,	December 31,
	2006	2005

Balance Sheet Items
Investment in real estate, net	$398,882	$377,804
Total cash and cash equivalents	13,543	21,744
Total debt(c)	259,784	242,533

(a)	For reconciliation of the difference between FFO and net loss, see page 8.

(b)	For reconciliation of the difference between EBITDA and net loss, see page 9.

(c)	Includes premium on assumed notes payable of $1.4 million and lines of credit of $26.5 million and $17.5 million at March 31, 2006 and December 31, 2005, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31,	December 31,
	2006	2005
	(unaudited)

ASSETS
Real estate at cost:
Land	$35,986	$32,800
Buildings and improvements	306,557	280,861
Tenant origination costs	72,573	60,405
Real estate under development	228	16,577
Furniture and equipment	474	456

	415,818	391,099
Accumulated depreciation	(16,936)	(13,295)

	398,882	377,804
Cash and cash equivalents	2,512	4,857
Restricted cash escrows	11,031	16,887
Tenant receivables	8,167	6,873
Notes receivable from tenant	586	603
Deferred costs, net	3,942	4,020
Real estate deposits	150	450
Other assets	4,068	1,583

Total assets	$429,338	$413,077

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable and accrued expenses	$9,259	$8,420
Dividends payable	3,114	3,110
Lines of credit	26,480	17,500
Mortgage notes payable	233,304	225,033

Total liabilities	272,157	254,063
Stockholders’ equity:
Common stock ($0.01 par value; 50,000,000 shares authorized, 20,763,136 and 20,721,612 shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively)	206	206
Additional paid-in capital	189,548	189,123
Accumulated deficit	(34,835)	(30,916)
Accumulated other comprehensive income	2,262	601

Total stockholders’ equity	157,181	159,014

Total liabilities and stockholders’ equity	$429,338	$413,077

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited and in thousands, except per share amounts)

	THREE MONTHS ENDED
	MARCH 31,
	2006	2005

Revenue
Rental income	$9,800	$4,324
Tenant reimbursements	566	180

Total revenue	10,366	4,504
Expenses
Property operations	1,811	855
Real estate taxes	926	457
Depreciation and amortization	3,641	1,322
General and administrative	1,309	1,140

Total expenses	7,687	3,774

Operating income	2,679	730
Other income (expense)
Interest income	122	658
Interest expense	(3,403)	(1,338)
Amortization of deferred financing fees	(203)	(110)

Net loss	$(805)	$(60)

Earnings per share (basic and diluted)
Net loss	$(0.04)	$—

Distributions declared per share	$0.15	$0.15

Weighted average shares outstanding (basic and diluted)	20,604	20,540

Net loss	$(805)	$(60)
Other comprehensive income
Unrealized derivative gain on forward-starting interest rate swaps	1,660	—

Comprehensive income (loss)	$855	$(60)

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
FUNDS FROM OPERATIONS
(unaudited and in thousands, except per share amounts)

	THREE MONTHS
	ENDED
	MARCH 31,
	2006	2005

Net loss	$(805)	$(60)
Adjustments to reconcile to funds from operations:
Real estate depreciation and amortization (a)	3,622	1,315

Funds from operations	$2,817	1,255

Funds from operations per common share	$0.14	$0.06

Weighted average common shares outstanding	20,604	20,540

(a)	Excludes depreciation of non-real estate assets of $19,000 and $7,000 for the three months ended March 31, 2006 and 2005, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION

	Three Months
	Ended March 31,
(in thousands)	2006	2005

Net loss	$(805)	$(60)
Adjustments for:
Depreciation and amortization	3,641	1,322
Interest expense (a)	3,606	1,448

Earnings before interest, taxes and depreciation and amortization	$6,442	$2,710

(a)	Includes amortization of deferred financing fees.

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
DEBT SUMMARY
(in thousands)

	Interest	Principal	Maturity	Due at
	Rate	Balance	Date	Date

Fixed Interest Rate Debt
Bakersfield DEA Property	5.867%	$1,423	03/01/2020	$1,048
Baton Rouge VA Property	5.867%	4,767	03/01/2020	3,510
Charleston SSA Property	5.74%	13,497	05/01/2013	11,868
Clarksburg GSA Property	5.74%	8,026	05/01/2013	7,056
Charleston Federal Courthouse Property	5.867%	14,397	03/01/2020	10,600
College Park FDA Property	6.75%	16,190	10/26/2026	121
Dallas SSA Property	5.09%	6,214	10/01/2015	5,153
Kingsport SSA Property	8.23%	2,197	04/01/2010	2,008
Lenexa FDA Property	5.44%	7,793	08/11/2009	7,286
Martinsburg IRS Property	5.24%	19,600	08/01/2015	16,694
Parkersburg BPD Property	5.40%	26,800	03/15/2021	10,354
Parkersburg BPD Property	5.75%	5,000	03/15/2021	5,000
Pittsburgh FBI Property	5.50%	20,421	08/01/2009	19,033
Pittsburgh USCIS Property	5.13%	7,802	12/11/2011	6,893
Portland Property	5.49%	39,100	05/11/2015	32,632
Riverside CA Property	5.79%	8,863	12/01/2014	7,584
Sterling DEA Property	7.98%	15,407	03/01/2020	3,383
Vicksburg Corps of Engineers Property	5.62%	14,400	08/01/2016	14,400

		$231,897		$164,623

DEBT MATURITIES
Period ending March 31,	Amount

2006	$3,450
2007	4,111
2008	4,386
2009	30,564
2010	4,281
Thereafter	185,105

$231,897

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
PROPERTY PORTFOLIO

					(in thousands)
					Gross	Lease
					Estimated	Maturity/
	Tenant/	Year Built/	Rentable	Rent/	Annualized	Early
Location	Occupant	Renovated	Sq. Ft.	Sq. Foot	Rent	Termination	Lease Type

Bakersfield, California	U.S. Drug Enforcement Administration	2000	9,800	$32.33	$317	Nov. 2010/ Nov. 2008	Modified Gross Lease

Kingsport, Tennessee	U.S. Social Security Administration	1999	22,848	$17.61	$402	Oct. 2014/ Oct. 2009	Modified Gross Lease

Charleston, West Virginia	U.S. Social Security Administration	1959/1999	90,050	$22.60	$2,035	Dec. 2019/ None	Modified Gross Lease

Clarksburg, West Virginia	U.S. Department of Justice, Drug Enforcement Administration, Federal Bureau of Investigation, Social Security Administration	1998	55,443	$23.55	$1,306	Jan. 2019/ Jan. 2016	Modified Gross Lease

Mineral Wells, West Virginia	U.S. Bureau of Public Debt	2003	38,324	$13.07	$501	Sep. 2017/ Sep. 2012	Modified Gross Lease

Pittsburgh, Pennsylvania	U.S. Federal Bureau of Investigation	2001	87,178	$37.81	$3,296	Oct. 2016/ None	Modified Gross Lease

Lenexa, Kansas	U.S. Food and Drug Administration	1991	53,500	$22.15	$1,185	Jun. 2012/ None	Modified Gross Lease

Baton Rouge, Louisiana	U.S. Veterans Administration	2004	30,000	$24.26	$728	Jun. 2019/ None	Modified Gross Lease

Charleston, South Carolina	United States Federal Courthouse	1999	44,250	$37.93	$1,679	Jul. 2019/ None	Modified Net Lease

College Park, Maryland	U.S. Food and Drug Administration	2004	79,090	$36.43	$2,396	Aug. 2014/ None	Modified Gross Lease

Portland, Oregon	U. S.- Various Agencies, Integra Telecom	2002	226,110	$21.75	$4,735	Apr. 2015/ None	Modified Gross Leases

Pittsburgh, Pennsylvania	U.S. Citizenship and and Immigration Services	2004	36,153	$33.67	$1,217	Feb. 2014/ None	Modified Gross Lease

Parkersburg, West Virgina	U.S. Bureau of Public Debt	2004	182,500	$25.64	$4,679	Mar. 2019/ None	Modified Gross Lease

Buffalo, New York (Niagara Center)	U.S. - Various Agencies	2004	270,082	$22.07	$5,336	Jun. 2015/ Jun. 2010	Modified Gross Lease

Buffalo, New York	U.S. Social Security Administration	2003	32,223	$25.59	$824	May 2015/ May 2010	Modified Gross Lease

Sterling, Virginia	U.S. Drug Enforcement Agency	2002	49,692	$44.81	$2,227	Mar. 2020/ None	Modified Gross Lease

Martinsburg, West Virginia	U.S. Internal Revenue Service	1996	122,475	$24.81	$3,038	July 2015/ None	Modified Net Lease

Dallas, Texas	U.S. Social Security Administration	2005	27,200	$39.87	$1,084	Aug. 2020/ Aug. 2015	Modified Gross Lease

Vicksburg, Mississippi	U.S. Army Corps of Engineers	1997	199,404	$16.80	$3,350	July 2016/ None	Modified Gross Lease

Riverside, California	County of Riverside – Department of Child Support Services	1989/1994	117,168	$18.46	$2,163	Jan. 2017/ None	Modified Gross Lease

			1,773,490	$23.96	$42,498

GOVERNMENT PROPERTIES TRUST, INC.
First Quarter 2006
OCCUPANCY AND DELINQUENCY RATES
During our history, each of our properties have had no delinquencies.

As of March 31, 2006, our total Property Portfolio is 97% occupied. Our current vacancies consist of:
•	Approximately 15,000 rentable square feet in our College Park FDA property

•	Approximately 8,000 rentable square feet in our Portland property

•	Approximately 23,000 rentable square feet in our Buffalo Niagara Center property

GOVERNMENT PROPERTIES TRUST, INC.
LEGAL NOTICES
Forward-looking information
This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.
These and other forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and other negative factors, including the fact that our management only recently joined us; we must invest the net proceeds of our January, 2004 IPO into the acquisition of acceptable properties which we are still in the process of consummating; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; most of our leases do not provide for a full pass-through of increases in property operating costs; we have made and expect to continue to make quarterly dividend distributions that include a return of capital. Other such considerations may be disclosed from time to time in our SEC filings.
All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.
Non-GAAP Financial Information
This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.
We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.
FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.